Hawaiian Tax-Free Trust

Supplement dated June 21, 2021
to the Prospectus and Summary Prospectus
dated July 27, 2020

The following replaces the corresponding information under the heading “Management” in the section entitled “Trust Summary”:

Management

Investment Adviser --Asset Management Group of the Bank of Hawaii (the “Adviser”)

Administrator/Business Manager --Aquila Investment Management LLC (the “Administrator”)

Portfolio Manager -- Ms. Janet Katakura, a Vice President and Senior Portfolio Manager with Bank of Hawaii (“BOH”), has served as a portfolio manager of the Trust since 2010.  She has over 30 years of experience in the investment industry.  Ms. Katakura is responsible for the day-to-day portfolio management of the Trust.

The following replaces the corresponding information under the heading “Information about the Adviser and the Administrator” in the section entitled “Trust Management”:

Information about the Adviser and the Administrator

The Trust’s Adviser is a division of Bank of Hawaii (“BOH”), all of whose shares are owned by Bank of Hawaii Corporation (“BOH Corp.”).  The Adviser is a registered investment adviser.  As of March 31, 2020, the Adviser had approximately $1.49 billion in assets under management.  BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

Ms. Katakura is the Trust’s portfolio manager, and a Vice President and Senior Portfolio Manager with BOH. She has served as a portfolio manager of the Trust since 2010. She has been employed by BOH since 1983 and has over 30 years of experience in the investment industry. Prior to joining the firm, Ms. Katakura was with Hawaiian Life Insurance and First National Bank of Boston.  Ms. Katakura is a graduate of Garland Junior College in Boston, Massachusetts, and a member of the Investment Society of Hawaii.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Trust.

AQL-HTFTPS-0621